                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 1998

                        FRONTIER CORPORATION
      (Exact name of registrant as specified in its charter)

       New York             1-4166         16-0613330
    (State or other      (Commission      (IRS Employer
    jurisdiction of      File Number)   Identification No.)
    incorporation)


180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (716) 777-1000

Item 5   Other Events
------   ------------

     Frontier Corporation today announced that the acquisition of GlobalCenter, Inc., a leader in Internet, data and digital distribution services, has been completed.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                              Frontier Corporation
                                  (Registrant)


                                   /s/ Barbara J. LaVerdi
Dated: March 2, 1998          By:  ------------------------
                                   Barbara J. LaVerdi
                                   Assistant Secretary

                           EXHIBIT INDEX



Exhibit Number         Description
--------------      ------------------
     99             Press Release reporting       Filed herewith
                    acquisition of GlobalCenter,
                    Inc. is finalized.